Exhibit 10.13

FIRST AMENDMENT TO THE

EXTERRAN HOLDINGS, INC. 2013 STOCK INCENTIVE PLAN

This First Amendment to the Exterran Holdings, Inc. 2013 Stock Incentive Plan (this “First Amendment”), is made and adopted by the Board of Directors (the “Board”) of Exterran Holdings, Inc., a Delaware corporation (the “Company”), effective as of the Effective Date (as defined below).

RECITALS

WHEREAS, the Company maintains the Exterran Holdings, Inc. 2013 Stock Incentive Plan (the “Plan”);

WHEREAS, pursuant to Article XIV of the Plan, the Board has the authority to alter, modify or amend the Plan or any part thereof at any time or from time to time;

WHEREAS, it is anticipated that the Company will spin-off Exterran Corporation, a Delaware corporation, into a new publicly-traded company (the “Spin-Off”);

WHEREAS, in connection with the Spin-Off, the Company will change its name to Archrock, Inc.; and

WHEREAS, the Board desires to amend the Plan in order to reflect the new name of the Company following the Spin-Off, effective as of the date of the consummation of the Spin-Off (the “Effective Date”).

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, subject to, and effective as of the Effective Date:

AMENDMENT

1.             Name of Plan.  The name of the Plan shall be amended to “Archrock, Inc. 2013 Stock Incentive Plan.”

2.             References.  All references in the Plan to (i) “Exterran Holdings, Inc.” shall be amended to refer to “Archrock, Inc.”; (ii) “Exterran Holdings, Inc. 2013 Stock Incentive Plan shall be amended to refer to “Archrock, Inc. 2013 Stock Incentive Plan”; (iii) “Exterran Holdings, Inc. Amended and Restated 2007 Plan” shall be amended to refer to “Archrock, Inc. Amended and Restated 2007 Stock Incentive Plan”; and (iv) “Exterran Partners, L.P.” shall be amended to refer to “Archrock Partners, L.P.”

3.             General.  This First Amendment shall be and hereby is incorporated into and forms a part of the Plan, and except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of Exterran Holdings, Inc. on October 30, 2015.

Executed on this 3rd day of November, 2015.

By:	/s/ D. Bradley Childers
D. Bradley Childers
President

Signature Page to First Amendment to the

Exterran Holdings, Inc. 2013 Stock Incentive Plan